SOUTHERN NATURAL GAS COMPANY	Exhibit 10(c)(i)
FIRM TRANSPORTATION SERVICE AGREEMENT
CONTRACT CODE FSNG1
EXHIBIT A

SERVICE	SERVICE	START	PRIMARY	RECEIPT POINTS		MDRQ
TYPE	TYPE CODE	DATE	TERM	POINT CODE	POINT NAME	(MCF)

FT/FTNN	2	11/1/1993	8/31/2010	605500	COLUMBIA GULF - SHADYSIDE TO SNG	208
				606400	SESH - CENTERPOINT TO SNG	219

					TOTAL PKG	427

FT	29	5/1/2004	8/31/2010	605500	COLUMBIA GULF - SHADYSIDE TO SNG	16,129
				606400	SESH - CENTERPOINT TO SNG	16,931

					TOTAL PKG	33,060

FT	31	5/1/2004	8/31/2010	018450	VKGC - MAIN PASS 289 TO SNG	2,057
				606400	SESH - CENTERPOINT TO SNG	2,159

					TOTAL PKG	4,216

FT	42	12/1/2006	9/30/2013	060000	ELBA TO SNG	30,000

FT/FTNN	43	10/1/2008	8/31/2010	030970	BAYOU POSTILLION #7 - PVOG	19,941
				605500	COLUMBIA GULF - SHADYSIDE TO SNG	12,750
				606500	SESH - GULF SOUTH TO SNG	32,539

					TOTAL PKG	65,230

					TOTAL CONTRACT	132,933

By:		By:
	ALABAMA GAS CORPORATION		SOUTHERN NATURAL GAS COMPANY

Effective Date: 10/01/2008

Supersedes the previous Exhibit A

The MDRQ for Service Type Code 42 is in effect solely during the period October 1 through May 31 each year of the term.

SOUTHERN NATURAL GAS COMPANY

FIRM TRANSPORTATION SERVICE AGREEMENT

CONTRACT CODE FSNG1

EXHIBIT B

				PRIMARY		EVERGREEN
SERVICE TYPE	SERVICE TYPE CODE	START DATE	PRIMARY TERM	NOTICE REQUIRED	EVERGREEN TERM	NOTICE REQUIRED	DELIVERY POINTS		MDDQ (MCF)	FT (MCF)	FTNN (MCF)
							POINT CODE	POINT NAME
FT/FTNN	2	11/1/1993	8/31/2010	365 DAYS	YEARLY	365 DAYS	658500	ALA - BIRMINGHAM AREA	1,182	427	755

FT	29	5/1/2004	8/31/2010	365 DAYS	YEARLY	365 DAYS	658500	ALA - BIRMINGHAM AREA	17,060
							940002	ALA - TUSCALOOSA AREA	15,000
							940006	ALA - TALLADEGA AREA	1,000

								TOTAL PKG	33,060	33,060	0

FT	31	5/1/2004	8/31/2010	365 DAYS	YEARLY	365 DAYS	940035	ALA - JASPER AREA	4,216	4,216

FT	42	12/1/2006	9/30/2013	730 DAYS	YEARLY	365 DAYS	805400	ALA - MONT #5 (NORTH)	15,000
							805500	ALA - MONT #6 (SOUTH)	15,000

								TOTAL PKG	30,000	30,000	0

FT/FTNN	43	10/1/2008	8/31/2010	365 DAYS	YEARLY	365 DAYS	654700	ALA - GADSDEN AREA	33,000
							658500	ALA - BIRMINGHAM AREA	122,725
							659700	ALA - ANNISTON AREA	36,150
							659900	ALA - DEMOPOLIS AREA	6,589
							801600	ALA - GREENE COUNTY	75
							803700	ALA - SELMA #1	575
							803800	ALA - SELMA #2	9,827
							805300	ALA - MONTGOMERY #4	8,341
							805500	ALA - MONT #6 (SOUTH)	16,595
							806000	ALA - RUSSELL MILLS	261
							813600	ALA - OPELIKA #3	5,695
							817400	ALA - BRENT & CENTERVILLE	1,200
							834100	ALA - PLANT MILLER	2

SOUTHERN NATURAL GAS COMPANY

FIRM TRANSPORTATION SERVICE AGREEMENT

CONTRACT CODE FSNG1

EXHIBIT B

				PRIMARY		EVERGREEN
SERVICE	SERVICE	START	END	NOTICE	EVERGREEN	NOTICE	DELIVERY POINTS		MDDQ	FT	FTNN
TYPE	TYPE CODE	DATE	DATE	REQUIRED	TERM	REQUIRED	POINT CODE	POINT NAME	(MCF)	(MCF)	(MCF)

							909700	ALA - PHENIX CITY AREA	9,000
							940002	ALA - TUSCALOOSA AREA	20,992
							940005	ALA - LINCOLN AREA	1,900
							940006	ALA - TALLADEGA AREA	5,850
							940011	ALA - OPELIKA AREA	15,420
							940021	ALA -FAIRFAX-SHAWMUT AREA	5,682
							940022	ALA - MONTGOMERY AREA	4,585
							940024	ALA - TUSKEGEE AREA	8,103
							940035	ALA - JASPER AREA	1,084
							940046	ALA - REFORM AREA	600
							940056	ALA - PELL CITY AREA	1,903

								TOTAL PKG	316,154	65,230	250,924

								TOTAL CONTRACT	384,612	132,933	251,679

ALABAMA GAS CORPORATION							SOUTHERN NATURAL GAS COMPANY

Effective Date: 10/01/2008

Supersedes the previous Exhibit B

The MDDQ for FSNG1 shall be reduced by an average of 85,366 mcf for each of the months of April through September each year.

Such reduction was authorized as mitigation in Docket Numbers RS92-10 and/or RP99-496 and is set forth at the delivery point and corresponding receipt point level in Sonet Premier. (Service Type Code 42 is excluded from this provision.)

The MDDQ for Service Type Code 42 is in effect solely during the period October 1 through May 31 each year of the term.

Service Agreement: FSNG1

Effective: 10/1/2008

Supersedes the previous Exhibit B

EXHIBIT B

SHIPPER: Alabama Gas Corporation

These pages of the Exhibit B of Service Agreement FSNG1 detail the firm contract pressure obligations underlying each delivery point MDDQ to Exhibit B of FSNG1.

								For Information Only: Stand Alone Meter Station Design Capability
Point Name	Point Code	Meter Station Code	MDDQ (mcf/d)	6% MDDQ (mcf/hr)	Daily Delivery Capacity (mcf/d)	Pressure Obligation (psig)	Line Pressure Max/Min	Max Daily Capability (mcf/d)	Max Hourly Capability (mcf/hr)	Pressure Used for Station Capability (psig)

Gadsden Area	654700		33,000	1,980
Ragland		841200			333	50		672	28	50
Ashville		841400			714	Line	>100#	45,432	1,893	430
Gadsden 5		841900			683	195		1,582	66	195
Gadsden 1		842200			19,616	145		76,664	3,194	145
Gadsden 2		842300			3,502	145		8,592	358	145
Gadsden 3		842400			3,162	Line	>150#	12,120	505	295
Gadsden 4		843000			3,131	145		4,302	179	145
Gadsden 6		843600			1,859	150		7,155	298	150

Birmingham Area	658500		140,967	8,458
Oak Grove		821200			290	100		1,200	50	100
Forestdale		821800			1,472	150		6,000	168	250
North B’ham		822600			25,283	Line	200# - 300#	121,608	5,067	350
Tarrant		822800			3,967	Line	>150#	37,920	1,580	320
Roebuck		825700			33,998	Line	>425#	118,656	4,944	475
Leeds #1		826400			2,228	75		6,384	266	75
Leeds #2		826500			2,974	300		12,288	512	300
Pleasant Grove		828600			6,405	Line	>575#	24,144	1,006	575
Bessemer #1		829200			5,560	Line	>560#	38,640	1,610	560
Bessemer #2		829300			3,453	Line	>485#	26,232	1,093	485
Genery Gap		830400			15,669	Line	>370#	90,624	3,776	500
Helena-Alagas		830900			3,767	Line	>325#	14,832	618	340
Alabaster #1		831400			879	Line	>335#	8,184	341	340
Alabaster #2		831500			975	Line	>340#	3,840	160	340

Service Agreement: FSNG1

Effective: 10/1/2008

Supersedes the previous Exhibit B

EXHIBIT B

SHIPPER: Alabama Gas Corporation

These pages of the Exhibit B of Service Agreement FSNG1 detail the firm contract pressure obligations underlying each delivery point MDDQ to Exhibit B of FSNG1.

								For Information Only: Stand Alone Meter Station Design Capability
Point Name	Point Code	Meter Station Code	MDDQ (mcf/d)	6% MDDQ (mcf/hr)	Daily Delivery Capacity (mcf/d)	Pressure Obligation (psig)	Line Pressure Max/Min	Max Daily Capability (mcf/d)	Max Hourly Capability (mcf/hr)	Pressure Used for Station Capability (psig)

Alabaster #3		831600			618	Line	>330#	13,296	554	330
Columbiana		832600			1,184	100		3,696	154	140
Montevallo		833400			1,660	Line	>150#	10,392	433	340
Ensley		837400			11,598	Line	>150#	63,240	2,635	315
Barrett Co		838100			396	50		720	30	150
Bullock		838300			162	50		720	30	150
Harbison Walker		838700			697	200		3,120	130	174
Fairfield		839200			17,732	Line	>175#	44,136	1,839	315

Anniston Area	659700		36,150	2,169
Anniston #1		845600			12,081	110		36,312	1,513	100
Anniston #2		845700			4,776	150		44,136	1,839	120
Anniston #3		845800			17,671	250		51,576	2,149	250
Heflin		847000			1,031	55		1,656	69	55
Chocoloco		848100			591	Line		11,664	486	400

Demopolis Area	659900		6,589	395
Demopolis #1		801400			727	60		3,792	158	60
Demopolis #2		801500			1,926	75		3,984	166	75
Greensboro		802400			1,534	200		2,904	121	200
Uniontown		802600			700	125		1,872	78	125
Marion		803400			1,702	165		2,976	124	165

Phenix City Area	909700		9,000	540
Phenix City #1		810600			4,565	Line	<175#	21,144	881	175

Service Agreement: FSNG1

Effective: 10/1/2008

Supersedes the previous Exhibit B

EXHIBIT B

SHIPPER: Alabama Gas Corporation

These pages of the Exhibit B of Service Agreement FSNG1 detail the firm contract pressure obligations underlying each delivery point MDDQ to Exhibit B of FSNG1.

								For Information Only: Stand Alone Meter Station Design Capability
Point Name	Point Code	Meter Station Code	MDDQ (mcf/d)	6% MDDQ (mcf/hr)	Daily Delivery Capacity (mcf/d)	Pressure Obligation (psig)	Line Pressure Max/Min	Max Daily Capability (mcf/d)	Max Hourly Capability (mcf/hr)	Pressure Used for Station Capability (psig)

Phenix City #2		810700			2,726	200		5,688	237	200
Phenix City #3		810800			1,709	Line	<200#	9,720	405	175

Tuscaloosa Area	940002		35,992	2,160
Tuscaloosa #1		816400			14,184	Line	250# - 400#	104,832	4,368	340
Tuscaloosa #2		816500			15,503	Line	>300#	25,608	1,067	440
Tuscaloosa #3		816600			6,305	125		7,560	315	175

Lincoln Area	940005		1,900	114
Vincent		827800			905	200		2,280	95	200
Lincoln #2		828200			615	250		768	32	250
Riverside East		844800			100	100		288	12	180
Lincoln #1		845000			280	48		1,008	42	48

Talladega Area	940006		6,850	411
Talladega Raceway		845400			313	200		4,368	182	55
Talladega #1		847600			4,211	50		17,496	729	50
Talladega #2		847700			2,326	148		12,048	502	145

Opelika Area	940011		15,420	925
Lochapoka		809500			1,197	Line		14,640	610	500
Auburn		812600			8,704	125		10,872	453	250
Opelika #1		813400			5,132	Line	<600#	15,000	625	525
Opelika #2		813500			387	Line	<600#	17,136	714	575

Service Agreement: FSNG1

Effective: 10/1/2008

Supersedes the previous Exhibit B

EXHIBIT B

SHIPPER: Alabama Gas Corporation

These pages of the Exhibit B of Service Agreement FSNG1 detail the firm contract pressure obligations underlying each delivery point MDDQ to Exhibit B of FSNG1.

									For Information Only: Stand Alone Meter Station Design Capability
Point Name	Point Code	Meter Station Code	MDDQ (mcf/d)	6% MDDQ (mcf/hr)	Daily Delivery Capacity (mcf/d)	Pressure Obligation (psig)	Line Pressure Max/Min		Max Daily Capability (mcf/d)	Max Hourly Capability (mcf/hr)	Pressure Used for Station Capability (psig)

Fairfax/Shaw Area	940021		5,682	341
Fairfax Mills-WP		814400			83	Line			3,384	141	47
Fairfax City		814500			1,934	100			6,360	265	100
Shawmut- Lang		815200			2,583	Line	< 600	#	17,424	726	400
LaFayette		814200			1,082	150			3,456	144	150

Montgomery Area	940022		4,585	275
Montgomery #2		805100			3,325	600			53,952	2,248	575
Montgomery #3		805200			1,015	175			8,472	353	240
Eclectic		806800			245	100			2,496	104	430

Tuskegee Area	940024		8,103	486
Tuskegee #1		808800			6,466	100			7,488	312	100
Tuskegee #2		808900			1,314	Line			16,320	680	500
Notasulga		809400			323	175			720	30	145

Jasper	940035		5,300	318
Jasper #1		835600			4,627	150			8,808	367	150
Parrish Oak		836201			673	144			1,512	63	144

Pell City Area	940056		1,903	114
Eden		827200			400	75			552	23	75
Pell City		827400			742	70			1,632	68	200
Oak Ridge		827600			761	70			864	36	70

Service Agreement: FSNG1

Effective: 10/1/2008

Supersedes the previous Exhibit B

EXHIBIT B

SHIPPER: Alabama Gas Corporation

These pages of the Exhibit B of Service Agreement FSNG1 detail the firm contract pressure obligations underlying each delivery point MDDQ to Exhibit B of FSNG1.

								For Information Only: Stand Alone Meter Station Design Capability
Point Name	Point Code	Meter Station Code	MDDQ (mcf/d)	6% MDDQ (mcf/hr)	Daily Delivery Capacity (mcf/d)	Pressure Obligation (psig)	Line Pressure Max/Min	Max Daily Capability (mcf/d)	Max Hourly Capability (mcf/hr)	Pressure Used for Station Capability (psig)

Reform Area	940046		600	36
Reform		818800			590	48		1,008	42	48
Reform #2		819400			10	150		1,080	45	150

Greene County	801600		75	5		Line		419,712	17,488	850
Selma #1	803700		575	34		275		26,400	1,100	245
Selma #2	803800		9,827	590		600		30,888	1,287	600
Ala-Int Paper	803900		0	0		Line		58,800	2,450	950
Plant Tenaska	804200		0	0		Line		265,152	11,048	950
Montgomery #4	805300		8,341	500		Line		77,640	3,235	850
Montgomery #5	805400		15,000	900		700 to 720		89,700	3,738	700
Montgomery #6	805500		31,595	1,896		700 to 720		116,600	4,858	700
Russell Mills	806000		261	16		Line		10,200	425	450
Opelika #3	813600		5,695	342		Line		41,760	1,740	1,000
Brent/Centerville	817400		1,200	72		200		3,576	149	200
Plant Miller	834100		2	0		115		41,640	1,735	140
Farm Taps	847900		0	0		Line		NA	NA	NA

GRAND TOTAL:			384,612	23,077